                                                                     EXHIBIT 4.1
--------------------                                            ----------------
       NUMBER                                                        SHARES
        ***                                                            ***
--------------------                                            ----------------
                                                         SEE REVERSE SIDE FOR
                                                         CERTAIN DEFINITIONS
                                                         CUSIP _______________

                        FUTURUS FINANCIAL SERVICES, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

THIS CERTIFIES that ____________________________________________________________

Is the owner of ________________________________________________________________

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK (NO PAR VALUE) OF

                        FUTURUS FINANCIAL SERVICES, INC.

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                     [SEAL]

______________________________                  ________________________________
Secretary                                       President

Countersigned and Registered:
SUNTRUST BANK, ATLANTA
TRANSFER AGENT AND REGISTRAR

By: __________________________
      Authorized Signature

                        FUTURUS FINANCIAL SERVICES, INC.

                  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:


                  TEN COM - as tenants in common                       UNIF GIFT MIN ACT --.....Custodian.....
                  TEN ENT - as tenants by the entireties                                   (Cust)       (Minor)
                  JT TEN - as joint tenants with right of                                   under Uniform Gift to Minor
                           survivorship and not as tenants                                  Act ............
                           in common                                                              (State)


                      Additional abbreviations may also be
                       used though not in the above list.

FOR VALUE RECEIVED, ___________________ HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

             PLEASE INSERT SOCIAL SECURITY OR OTHER
                    IDENTIFYING NUMBER OF ASSIGNEE
             --------------------------------------


             --------------------------------------

             --------------------------------------


         _______________________________________________________________________
         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
          ASSIGNEE)

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         ________________________________________________________________ SHARES

         OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

         __________________________
         (DATE)

         _______________________________________________________________________
         (SIGNATURE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.)

                  KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE